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                        APPLICATION FORM                                                Aetna Life Insurance and Annuity Company
                        Group Annuity Contracts                                         151 Farmington Avenue, Hartford, CT  06156-
                                                                                        8022
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CLIENT                  1.    Name of applicant/employer
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INFORMATION             2.    Address
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                              City                               State                                 ZIP Code
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                        3.    Tax Identification No.
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                        4.    Name of plan (if any)
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ACCOUNT INFORMATION     5.    Type of plan and section of Internal Revenue Code (if any) under which plan is to qualify:
                        |_|   403(b) Public School System       |_|   457 Public Employer     |_|   Non-457 Tax-Exempt Deferred
                              Tax-Deferred Annuity                    Deferred Compensation         Compensation (for select man-
                                                                                                    agement and highly compensated
                        |_|   403(b)  for  501(c)(3)   Organization                                 employees)
                              Tax-Deferred Annuity  (Organizations  formed after
                              10/9/69 must have IRS ruling regarding 501(c)(3) status)         |_|  457 Tax-Exempt  Deferred
                              |_|Retirement Plus          |_| AHA Retirement Plus                   Compensation (for select man-
                                                                                                    agement and highly compensated
                                                                                                    employees)
                        |_|   401(k) for 501(c)(3) Organization (Organizations
                              formed after 10/9/69 must have IRS ruling regarding              |_|  Other____________________
                              501(c)(3) status)

                        |_|   Optional Retirement Plan for Higher Education
                              |_|  403(b) |_|  401(a)
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                        6.    Is this contract subject to ERISA Title I?  |_|  Yes  If yes, Plan anniversary Month _____   Day _____
                                                                          |_|  No
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                        7.    Contract is to be:  |_|  Allocated   |_|  Unallocated       8.  Contract effective date
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                        9.    GAA Maturity Notices should be mailed to:      |_|  Participants          |_|  Employer
                                                                             |_|  Participants and Employer
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                        10.   Will this contract change or replace any existing life insurance or annuity contract? |_|  Yes |_|  No
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                        If yes, please provide carrier name, account number, and date to be canceled.
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                        11.   Special Requests
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                        12.   Participants may elect the investment allocation for:
INVESTMENT OPTIONS      |_|  Employer and Employee contributions  |_|  Employee contributions only  |_|  None Contract Holder elects
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                        13.   For Employer directed allocations:  Enter the percentage of payment and the investment option chosen for allocation purposes.

                              |_|  Employer Modal Contributions:____________________________________________________________________
                              |_|  Employee Modal Contributions:____________________________________________________________________
                              |_|  Transferred Assets:______________________________________________________________________________
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                        I understand that amounts withdrawn from a GAA Term may
                        be subject to a market value adjustment prior to the
                        maturity date of that Term as specified in the contract.
                        I further understand that Annuity payments and account
                        values, (if any), when based on the investment
                        experience of a separate account, are variable and not
                        guaranteed as to fixed dollar amount.

                        Dated at _________________________________ this
                                        City and State

                        __________________ day of _______________ 19____.


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                                       Witness
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                                  Contract Holder

 300-MOP-IB
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                                   Home Office Use:  Accepted __________________


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 PRODUCER'S NOTE:       Do you have any reason to believe any existing life
                        insurance or annuity contract will be modified or replaced if this contract is issued? |_| Yes |_| No

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                                 Signature of Producer
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                        Corrections  and  amendments  (Home  Office  Use  Only).
                        Errors and omissions may be corrected by the Company but no change in plan, classification, amount, age at issue, or extra benefits shall be made without written consent of the Contract Holder. (N/A in W.VA.)

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